Q4 & FY 2021 Earnings

March 30th, 2022


Clear Channel
Expensify
CORPORATE CARDS.
REIMBURSEMENTS.
RECEIPT SCANNING.
ONE APP, ALL FREE.

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including the societal and economic impact of the COVID-19 pandemic, and geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain financial measures, such as Non-GAAP net income, adjusted EBITDA and adjusted EBITDA excluding the IPO-related bonus which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and adjusted EBITDA excluding the IPO-related bonus to the nearest comparable GAAP figures, please see the appendix to this presentation.

Three secrets to Expensify's long-term success

1. Enormous untapped market opportunity
2. Unique bottom-up acquisition model
3. Billion-user platform ambition

Full court press on whole market, not just enterprise


UK: $2.3B
AU: $1.6B
CA: $1.7B
US: $16.0B
$7.1B US TAM Enterprise 1000+ EEs
$1.5B US TAM Mid-Market 500-1000 EEs
$12.0B US TAM SMB 10-499 EEs
$2.4B US TAM VSB 1-9 EEs

Note: EEs = Employees. VSB = Very Small Businesses. Figures represent our estimated TAM in our core geographies based on our average revenue per paid member in each business size segment as of June 30, 2021, multiplied by number of employees in each segment based on data from U.S. Bureau of Labor Statistics, U.K. Department for Business, Energy & Industrial Strategy, Statistics Canada and the Australian Government.

Pursuing multiple <u>new growth vectors</u>



Advertising
Account Mgrs
Outbound
Channel
Free Plan

Bottom-up sales reaches the rest of the market



$
CFO
Top Down
CFO
!!
Bottom Up

Only Expensify can reach the full market

	A	B	C	D	Expensify
Enterprise scale			✓		✓
Consumer grade	✓	✓		✓	✓
Global reach			✓		✓
Native card+travel					✓
Free		✓		✓	✓

Consolidating a billion-member payment opportunity


Social
Planned
Chat
Beta
Wallet
Beta
Travel
Live
Invoice
Live
Bill
Live
Card
Live
Payroll
Beta
Expense
Live
Accounting
Planned
Expensify
Viral Leadgen
Transactional Revenue
Subscription Revenue

Q4 Performance

Best quarter in paid member growth since start of pandemic.

Q4 2021 beat expectations



Est Revenue
Actual Revenue
Q4 2021
$40.4MM
$39.2MM
$38.2MM



Est Paid Members
Actual Paid Members
Q4 2021
711K
691K
673K

Actuals are for the three months ended Dec 31, 2021. Ranges reflect Q4 2021 outlook previously provided in our earnings release for Q3 2021.

Q4 21 our best quarter since COVID-19 started

57%
y/y Revenue Growth

+44K
Increase in Paid Members

$161.6MM
Annualized Revenue [1]

$(21.9MM)
Net Loss

$4.4MM
Non-GAAP Net Income[3]

$7.3MM
Adj. EBITDA (excl. IPO bonus cost)[2]

All metrics, unless noted otherwise, are actuals for the three months ended December 31, 2021.

[1] Calculated as three months ended December 31, 2021 revenue multiplied by four (quarters).

[2] We define Adjusted EBITDA excluding the IPO bonus cost as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization, stock based compensation, and Q4 IPO related bonus cost. Please see appendix for GAAP to non-GAAP reconciliation.

[3] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and Q4 IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation.

IPO Bonus Impact on Profitability

GAAP and Non-GAAP numbers

Q4 Impact of IPO Bonus on Non-GAAP Net Income

$(21.9MM)
Net Loss

+

$12.1 MM
Stock Based Comp[2]

+

$14.2MM
IPO Related Bonus[1]

=

$4.4MM
Non-GAAP Net Income

All metrics, unless noted otherwise, are actuals for the three months ended December 31, 2021

[1] Reflects amounts paid in Q4 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Cash Bonuses" in the Company's Annual Report on Form 10-K,that will be filed with the SEC on March 31, 2022.

[2] Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance.

Q4 Impact of IPO Bonus on Adj. EBITDA

$(6.9MM)	+	$14.2MM	=	$7.3MM
Adj. EBITDA[1]		IPO Related Bonus[2]		Adj. EBITDA (excl. IPO bonus cost)

All metrics, unless noted otherwise, are actuals for the three months ended December 31, 2021

[1] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period. Please see appendix for GAAP to non-GAAP reconciliation.

[2] Reflects amounts paid in Q4 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Cash Bonuses" in the Company's Annual Report on Form 10-K, that will be filed with SEC on March 31, 2022.

FY 21 Highlights

Great recovery from 2020. Onwards and upwards!

FY 21 Highlights

$142.8MM
Revenue

62%
2021 Revenue Growth

185%
2021 Interchange Growth

Over $1.1 Million
Annualized Revenue per Employee[1]

All metrics, unless noted otherwise, are actuals for the year ended December 31, 2021

[1] Calculated as three months ended December 31, 2021 revenue multiplied by four (quarters), divided by 144 full time employees as of December 31, 2021.

FY 21 Highlights

($13.6MM)
Net Loss

$58.0MM
Adj. EBITDA (excl. IPO bonus cost)[1]

41%
Adj. EBITDA Margin[1] (excl. IPO bonus cost)

103%
Rule of 40[2]

All metrics, unless noted otherwise, are actuals for the year ended December 31, 2021

[1] We define Adjusted EBITDA excluding the IPO-related bonus as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin excluding the IPO-related bonus as Adjusted EBITDA excluding the IPO-related bonus divided by total revenue for the same period. Please see appendix for GAAP to non-GAAP reconciliation.

[2] Defined as FY 2021 year over year revenue growth + FY 2021 Adj. EBITDA margin excluding the IPO related bonus.

Q1'22 Guidance

Forecast for growth continues to improve

Estimated Revenue


Q4 2021
Q1 2022
$39.2MM
$38.2MM
$39.6MM
$38.6MM

Estimated Paid Members


Q4 2021
Q1 2022
691K
673K
702K
684K

Long-term Guidance

Long-term Growth Guidance

- Revenue is growing on average between 2-3% m/m.
- Pay per use customer numbers are driven by macro volatility (pandemic, business travel trends).
- War and pandemic are causing increased unpredictability.
- Starting next quarter we will only be issuing long-term growth guidance. This guidance reflects the growth we believe we can sustain over a multi-year period.

25-35%

Long Term Growth Guidance

Q&A

Appendix

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Income

	Three months ended December 31,2021 *(unaudited, in thousands)*	Year ended December 31,2021 *(unaudited, in thousands)*
Net (loss) income	**$ (21,887)**	**$ (13,558)**
Add:		
Stock based compensation	12,079	14,574
IPO related bonus[1]	14,190	48,416
Non-GAAP Net income[2]	**$ 4,382**	**$ 49,432**

[1] Reflects amounts paid in Q4 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Cash Bonuses" in the Company's Annual Report on Form 10-K, that will be filed with the SEC on March 31, 2022.

[2] We define Non-GAAP Net Income as net income (loss) excluding stock based compensation and Q4 IPO related bonus cost. Non-GAAP net income excludes stock based compensation which was not excluded in prior periods. In prior periods, this metric only excluded IPO-related bonus costs and did not exclude expenses related to stock-based compensation. However, management now believes that further excluding stock-based compensation from non-GAAP net income is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Please see appendix for GAAP to non-GAAP reconciliation.

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA and Adjusted EBITDA (excl. IPO bonus cost)

	Three months ended December 31, 2021	Year ended December 31, 2021
	(unaudited, in thousands)	*(unaudited, in thousands)*
Net (loss) income	**$ (21,887)**	**$ (13,558)**
Net (loss) income margin	**(54.2)%**	**(2.0)%**
(Benefit) provision for income taxes	532	(174)
Interest and other expenses, net	920	3,497
Depreciation and amortization	1,465	5,197
Stock-based compensation	12,079	14,574
Adjusted EBITDA	**$ (6,891)**	**$ 9,536**
Adjusted EBITDA margin	**(17.1)%**	**6.7%**
IPO related bonus[1]	14,190	48,416
Adjusted EBITDA excluding the IPO related bonus	**$ 7,299**	**$ 57,952**
Adjusted EBITDA excluding the IPO related bonus margin	**18.1%**	**40.8%**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock based compensation. We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenue for the same period.

[1] Reflects amounts paid in Q4 related to a one-time special bonus paid to each employee in a value approximating the cost of each employee exercising 45% of their total stock options issued, limited by the total stock options outstanding (vested and unvested) as of June 15, 2021, including the tax withholding applicable to each employee. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Cash Bonuses" in the Company's Annual Report on Form 10-K, that will be filed with the SEC on March 31, 2022.